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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2004


                               LMI AEROSPACE, INC.
                               PROFIT SHARING AND
                             SAVINGS PLAN AND TRUST
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                           43-1309065
(Commission File Number)                      (IRS Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                    63302
(Address of principal executive offices)                 (Zip Code)

                                 (636) 946-6525
              (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant.

         (a) On January 30, 2004, LMI Aerospace, Inc., the administrator (the "Plan Administrator") of the LMI Aerospace, Inc. Profit Sharing and Savings Plan and Trust (the "Plan") was informed by Conner Ash, P.C. ("Conner Ash") that Conner Ash would not be able to serve as the Plan's independent accountant with respect to the Plan's 2003 financial statements because Conner Ash was not registered with the Public Company Accounting Oversight Board. The decision to change independent accountants was recommended and approved by the Plan Administrator (but not by the Plan Administrator's Board of Directors or Audit Committee). The reports of Conner Ash on the financial statements of the Plan for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for each of the two most recent fiscal years and through June 10, 2004, the date of this Report, there have been no disagreements with Conner Ash on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Conner Ash, would have caused Conner Ash to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through June 10, 2004, the date of this Report, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). The Plan has provided Conner Ash with a copy of this Form 8-K and requested that Conner Ash provide a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Plan in this Form 8-K and, if not, stating the respects in which it does not agree, as promptly as possible so that the Plan can file the letter with the Securities and Exchange Commission within ten business days after the filing of this Form 8-K.

         (b) BKD, LLP accepted an engagement to serve as the Plan's independent accountant on June 10, 2004, effective as of such date. BKD, LLP will audit the financial statements of the Plan for its fiscal year ending December 31, 2003. The Plan Administrator (but not the Plan Administrator's Board of Directors or Audit Committee) selected BKD, LLP to serve as the Plan's independent accountants. During the Plan's two most recent years ended December 31, 2002 and 2001, and through June 10, 2004, the Plan did not consult with BKD, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement or a reportable event (as defined in Regulation S-K Item 304(a)(1)(v)).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan Administrator has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.
June 17, 2004

                                       LMI AEROSPACE, INC. PROFIT SHARING
                                       AND SAVINGS PLAN AND TRUST

                                       By: LMI AEROSPACE, INC.,
                                           as Plan Administrator

                                       By: /s/ Lawrence E. Dickinson
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                                           Lawrence E. Dickinson
                                           Chief Financial Officer and Secretary